                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2002


                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    001-16437              06-1118515
(State or other jurisdiction of   (Commission   (IRS Employer Identification No.)
 incorporation)                   File Number)


    48 Monroe Turnpike, Trumbull, Connecticut              06611
    (Address of principal executive offices)             (Zip Code)

                                 (203) 459-6000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         The Company's Press Release dated November 22, 2002 announcing the completion of the transition from Dr. Norman Payson to Charles Berg as CEO and Kent Thiry as Non-Executive Chairman is attached as an Exhibit hereto and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Press Release dated November 22, 2002

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OXFORD HEALTH PLANS, INC.


Date: November 25, 2002                 By:  /s/ MARC M. KOLE
                                           -------------------------------------
                                             MARC M. KOLE
                                             Senior Vice President and
                                             Chief Accounting Officer

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

Exhibit                                                      Page
Number            Description of Document                    Number
------            -----------------------                    ------
  99              Press Release dated November 22, 2002        5